AXA Equitable Life Insurance Company
 AXA Equitable Retirement
     Income for Life(SM)
 Variable Deferred Annuity

 Enrollment form under Group Annuity Contract

 MAILING INSTRUCTIONS:

 EXPRESS MAIL:  JPMorgan Chase
 4 Chase Metrotech Center, 7th Floor West
 Attn: Remit One Lockbox 13014
 Brooklyn, NY 11245-0001

 REGULAR MAIL: AXA Equitable Retirement
 Income for Life
 P.O. Box 13014, Newark, NJ 07188-0014

 AXA Advisors


 For Assistance
 Call 800-338-3434


     NEW YORK

                                  PLEASE PRINT
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 1. Type of market
------------------

 1. |_| NON-QUALIFIED (NQ)

 2. |_| ROLLOVER IRA

 3. |_| ROTH IRA

 4. |_| ERISA ROLLOVER TSA OR  - NON-ERISA ROLLOVER TSA

 5. |_| QUALIFIED PLAN--DEFINED CONTRIBUTION
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 2. Type of contract
--------------------

 1. |_| SINGLE LIFE

 2. |_| JOINT LIFE - SPOUSAL ONLY (Not available for TSA or QP markets. Must indicate Successor Owner. If Non-natural Owner, indicate Joint Annuitant.)
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 3. Initial contribution
------------------------

     Total Initial Contribution(s)*   $ ----------------------------------------

 * Additional contributions, if any, are not permitted after the later of: (i) the end of the first contract year, and (ii) the date of the first withdrawal; but in no event after the Annuitant's 84th birthday.

SPECIFY METHOD(S) OF PAYMENT:

    |_| CHECK PAYABLE TO AXA EQUITABLE OR WIRE

    |_| 1035 EXCHANGE (from SINGLE Owner contract, NQ only)

    |_| 1035 EXCHANGE (from JOINT Owner contract, NQ only)

    |_| CD OR MUTUAL FUND TRANSFER (NQ only)

    |_| DIRECT TRANSFER (IRA or Rollover TSA)

    |_| ROLLOVER (IRA or Rollover TSA)

    |_| DIRECT 90-24 TRANSFER FROM ANOTHER CARRIER (Rollover TSA only)
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 4. Owner
---------

IF YOUR MAILING ADDRESS IS DIFFERENT FROM THE PRIMARY RESIDENTIAL ADDRESS BELOW, PLEASE PROVIDE YOUR MAILING ADDRESS IN SECTION 13.

|_| Individual                          |_| Qualified Plan Trustee - DC
|_| Trustee (for an Individual)         |_| Other Non-Natural Owner
|_| Custodian (IRA)

                       |_|  MALE          |_|  FEMALE

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Name (First)                     (Middle Initial)            (Last)


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U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED


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City                             State                       ZIP Code


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Social Security No./TIN          Date of Birth (M/D/Y)



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Daytime Phone #          Valid Driver's License No./Passport #/State Issued ID #

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 optional    5. Successor Owner                (For Joint Life only. Must be
-------------------------------                Owner's spouse.)

  |_|  MALE  |_| FEMALE


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Name (First)                     (Middle Initial)            (Last)


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U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED


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City                             State                       ZIP Code


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SOCIAL SECURITY NO./TIN          DATE OF BIRTH (M/D/Y)


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Daytime Phone #          Valid Driver's License No./Passport #/State Issued ID #

If you are applying for an NQ contract, you can give the Successor Owner full ownership rights by checking the "Yes" box below. IF YOU CHECKED "1035 EXCHANGE FROM JOINT OWNER" IN SECTION 3, YOU MUST CHECK "YES" BELOW. DO NOT CHECK IF YOU CHECKED "1035 EXCHANGE FROM SINGLE OWNER."

      |_|  YES, Successor Owner will have full ownership rights.
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6. Annuitant     (If other than Owner.)
------------

|_| MALE  |_| FEMALE


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Name (First)                     (Middle Initial)            (Last)


--------------------------------------------------------------------------------
 U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED


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City                             State                       ZIP Code


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Social Security No./TIN          Date of Birth (M/D/Y)


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optional    7. Joint Annuitant   (For Joint Life with Non-Natural
------------------------------   Owner only, must be Annuitant's
                                 spouse.)

|_| MALE  |_| FEMALE


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Name (First)                     (Middle Initial)            (Last)


--------------------------------------------------------------------------------
U.S.A. Primary Residential Address only - NO P.O. BOX PERMITTED


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City                             State                       ZIP Code


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Social Security No./TIN          Date of Birth (M/D/Y)


                1290 Avenue of the Americas, New York, NY 10104
                                            AXA Equitable Life Insurance Company
                                 X01353_NY                        Cat No. 136607
                               AXA ADVISORS                 New York Page 1 of 4
2006 App 01 RIFL2 NY

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8. Beneficiary(ies)                   If more than one -- indicate %. Total must
-------------------                   equal 100%. Please use Section 13 for
additional Primary or Contingent Beneficiaries.

     PRIMARY

1.                                                                             %
   ------------------------------------------------------------   --------------
   Primary Beneficiary Name


   -----------------------------------------------------------------------------
   Relationship to Owner

2.                                                                             %
   ------------------------------------------------------------   --------------
   Primary Beneficiary Name


   -----------------------------------------------------------------------------
   Relationship to Owner



   CONTINGENT


   -----------------------------------------------------------------------------
   Contingent Beneficiary Name


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9. Suitability
--------------

A.  Do you have any other existing life insurance or annuities?

                                                             |_|  YES  |_|  NO

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate applied for will be issued?

                                                             |_|  YES  |_|  NO

    If YES, complete the following:


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Company        Type of Plan        Year Issued        Certificate Number


C. The Contract State is your state of primary residence (Owner's primary residential address from Section 4) unless you sign the application in a different state. IF YOU ARE SIGNING THIS APPLICATION IN A STATE OTHER THAN YOUR STATE OF PRIMARY RESIDENCE, CHECK ONE BOX
    BELOW:


    |_| I have a second residence in the state of sale.

    |_| I work or conduct business in the state of sale.

If none of the above apply the application must be signed in your state of Primary Residence, unless we approve another state.


D.  Customer information as required by the NASD

1.
   -----------------------------------------------------------------------------
   Employer's Name (First, Middle, Last)


   -----------------------------------------------------------------------------
   Address (Street)


   -----------------------------------------------------------------------------
   City, State, Zip Code


2.
   -----------------------------------------------------------------------------
   Owner's Occupation


3. -----------------------------------------------------------------------------
   Estimated Annual Family Income                   Estimated Net Worth


4. Do you believe this purchase/transaction is in accordance with your
   investment objectives?                                    |_| YES  |_| NO

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9.  Suitability (cont.)
----------------------

5.  Is Owner or Annuitant associated with or employed by a member of
    the NASD?                                                |_|  YES  |_|  NO

    If Yes,
    affiliation:
                 ---------------------------------------------------------------

6.  MARITAL STATUS:

      |_|  Single  |_|  Married  |_|  Widowed  |_|  Divorced


7.  NUMBER OF DEPENDENTS:
                         -------------------------------------------------------

8.  FEDERAL TAX BRACKET:                                                       %
                        --------------------------------------------------------

9.  PURPOSE OF INVESTMENT:
                          ------------------------------------------------------

10. INVESTMENT OBJECTIVE (CHOOSE ONLY ONE):

      |_|  Income  |_|  Income & Growth  |_|  Growth

      |_|  Aggressive Growth  |_|  Safety of Principal

11. INVESTMENT TIME HORIZON:

      |_|  <3 years  |_|  3-7 years  |_|  7-9 years

      |_|  > 9 Years
      (Length of time contract is expected to remain in force)

12. RISK TOLERANCE (CHOOSE ONLY ONE):

      |_|  Conservative  |_|  Conservative/Moderate

      |_|  Moderate  |_|  Moderate/Aggressive  |_|  Aggressive
      The selected investment options should be consistent with the stated Investment Objective and Risk Tolerance.

13. INVESTMENT/ASSETS Prior to investment:

Cash (include checking, savings, money market)              $
                                                             -------------------

Certificate of Deposit (CDs)                                $
                                                             -------------------

Bonds                                                       $
                                                             -------------------

Annuities                                                   $
                                                             -------------------

Mutual Funds                     Income                     $
                                                             -------------------

                                 Growth                     $
                                                             -------------------

                                 Aggressive                 $
                                                             -------------------

                                 Other                      $
                                                             -------------------

                                 Total                      $
                                                             -------------------

Stocks                                                      $
                                                             -------------------

Other                                                       $
                                                             -------------------

                                 Grand Total                $
                                                             -------------------




14.  HAS CLIENT PURCHASED A FINANCIAL PLAN FROM AXA ADVISORS, LLC?

      |_|  Yes: Plan #__________   |_|  No


15.  SOURCE OF FUNDS FOR THIS PURCHASE:
     (If more than one box is checked, provide percentage of breakdown.)


      |_|-  Cash _________%   |_|  Existing Investment* ______% ___________

      |_|   Borrowing (source)* ______% ___________________________________

 * Identify Source (i.e., death benefit, custodial account redemption)

                                        AXA Equitable Retirement Income for Life
                                                            New York Page 2 of 4
2006 App 01 RIFL2 NY

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10. Guaranteed Minimum Death Benefit
------------------------------------

YOU MUST ELECT ONE OF THE FOLLOWING:


     |_| STANDARD Death Benefit -- Owner issue age up to 85.


     |_| ANNUAL RATCHET Death Benefit -- Owner issue age up to 75.


THERE IS AN ADDITIONAL CHARGE FOR THE ANNUAL RATCHET DEATH BENEFIT.

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11. Allocation options
----------------------

ALLOCATIONS -- You must allocate your Initial contribution among the Variable Investment Options listed below. Must total 100%. All future contributions will be allocated according to the percentages below unless instructed otherwise by you.

Asset Allocation                             WHOLE NUMBERS ONLY
--------------------------------------------------------------------------------
AXA Conservative Allocation ............... (1123)     ______%
AXA Conservative-Plus Allocation .......... (1124)     ______%
AXA Moderate Allocation ................... (1125)     ______%
AXA Moderate-Plus Allocation .............. (1126)     ______%
AXA Aggressive Allocation ................. (1127)     ______%

                                        MUST TOTAL:       100%
                                                       ------

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12. Payment Plans
-----------------


MANDATORY - CHOOSE 1, 2 OR 3 BELOW:

 1. |_| I plan to defer my withdrawals. I understand that the value of this certificate is limited if I do not take withdrawals.

 IF YOU DO NOT PLAN TO DEFER YOUR WITHDRAWALS, COMPLETE THE FOLLOWING SECTION AND CHOOSE 2 OR 3 BELOW:



     FREQUENCY:   |_| Monthly   |_| Quarterly   |_| Annually


START DATE: _____________________ (Month, Day, Year). You must wait at least 28 days after your contract issue date before payments can begin. They cannot be made later than the 28th day of the month.


2.  |_|  Maximum Payment Plan* (calculated by AXA Equitable)


3.  |_|  Customized Payment Plan*


         AMOUNT OF WITHDRAWAL: $________________

         Total withdrawal for the contract year must not exceed your Guaranteed Annual Payment. Withdrawals made prior to age 591|M/2 may be subject to a Federal income tax penalty.

*WITHHOLDING ELECTION INFORMATION
We will automatically withhold 10% Federal income tax unless otherwise instructed.

         |_|  I do not want to have Federal income tax withheld.
              (U.S. residence address and Social Security No./TIN required)

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13. Special instructions
------------------------

ATTACH A SEPARATE SHEET IF ADDITIONAL SPACE IS NEEDED.

FOR OWNERS WHOSE MAILING ADDRESS DIFFERS FROM THEIR PRIMARY RESIDENTIAL ADDRESS IN SECTION 4.:


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Mailing address -- P.O. Box accepted


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Mailing address


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City                             State                       Zip Code


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                                        AXA Equitable Retirement Income for Life
                                                            New York Page 3 of 4
2006 App 01 RIFL2 NY

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14. Financial Professional transfer authorization
-------------------------------------------------

|_| YES, by signing below, I hereby designate my Financial Professional named below to act as my agent in giving subaccount transfer instructions by telephone or electronically, and I authorize AXA Equitable to act on such instructions. I understand that AXA Equitable (i) may rely in good faith on the stated identity of a person placing such instructions, and (ii) will have no liability for any claim, loss, liability, or expense that may arise in connection with such instructions. AXA Equitable will continue to act upon this authorization until such time as it receives my written notification of a change at its processing office. AXA Equitable may (i) change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice, and (ii) restrict fax, internet, telephone and other electronic transfer services because of disruptive transfer activity.
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15. Disclosures
---------------

Your Income Base will increase when contributions are made to your Certificate. Excess Withdrawals under your Certificate may reduce your Income Base. o The AXA Equitable Retirement Income for Life Benefit may not be voluntarily terminated. The charges under the Certificate generally apply for the life of the Certificate.

FOR IRA, QP AND TSA CERTIFICATES: UNLESS YOU ELECT OUR AUTOMATIC RMD SERVICE
AND COMPLY WITH THE CONDITIONS SET FORTH IN THE CERTIFICATE, THE AXA EQUITABLE RETIREMENT INCOME FOR LIFE CERTIFICATE MAY HAVE LIMITED USEFULNESS TO YOU BECAUSE PARTIAL WITHDRAWALS TO SATISFY MINIMUM DISTRIBUTION RULES MIGHT RESULT IN AN EXCESS WITHDRAWAL THAT REDUCES YOUR INCOME BASE AND YOUR GUARANTEED
ANNUAL PAYMENT AMOUNT. YOU SHOULD CONSULT WITH YOUR TAX ADVISOR TO DETERMINE IF THIS CERTIFICATE IS APPROPRIATE FOR YOUR CIRCUMSTANCES.
--------------------------------------------------------------------------------
16. Signature and acknowledgements
----------------------------------

I/WE UNDERSTAND AND ACKNOWLEDGE THE PRECEDING DISCLOSURES AND THAT: o My account value attributable to allocations to the variable investment options, and any variable annuity benefit payments I may elect, may increase or decrease and are not guaranteed as to dollar amount. o In the case of IRAs, Qualified Plans and TSAs that provide tax deferral under the Internal Revenue Code, by signing this enrollment form I acknowledge that I am buying the certificate for its features and benefits other than tax deferral, as the tax deferral feature of the certificate does not provide additional benefits. o All information and statements furnished in this enrollment form are true and complete to the best of my knowledge and belief. o AXA Equitable may accept amendments to this enrollment form provided by me or under my authority. o I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment. o No Financial Professional has the authority to make or modify any certificate on behalf of AXA Equitable, or to waive or alter any of AXA Equitable's rights and regulations. o I understand that in order to take advantage of the full potential of this certificate, I must take payments/withdrawals. I understand that I should consult my Financial Professional to determine the optimal time to begin taking payments/withdrawals from this certificate. o I ACKNOWLEDGE RECEIPT OF THE MOST CURRENT PROSPECTUS FOR AXA EQUITABLE RETIREMENT INCOME FOR LIFE. AFTER REVIEWING MY FINANCIAL INFORMATION AND GOALS WITH MY AGENT, I BELIEVE THIS CERTIFICATE WILL MEET MY INSURABLE NEEDS AND FINANCIAL OBJECTIVES. o CONSENT FOR DELIVERY OF INITIAL PROSPECTUS ON CD-ROM:

|_| YES. By checking this box and signing the enrollment form below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD", and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-800-789-7771, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.

X
------------------------------------------------------------------------------
Proposed Annuitant's Signature         Signed at: City, State       Date


X
------------------------------------------------------------------------------
Proposed Owner's Signature             Signed at: City, State       Date
(if other than annuitant)


X
------------------------------------------------------------------------------
Proposed Successor Owner's/            Signed at: City, State       Date
Joint Annuitant's Signature

--------------------------------------------------------------------------------
Financial Professional section
------------------------------


DID YOU DETERMINE THE SOURCE OF THE CUSTOMER'S FUNDS?........... |_| YES  |_| NO
DO YOU HAVE REASON TO BELIEVE THAT ANY EXISTING LIFE INSURANCE
OR ANNUITY HAS BEEN OR WILL BE SURRENDERED, WITHDRAWN FROM,
LOANED AGAINST, CHANGED OR OTHERWISE REDUCED IN VALUE, OR
REPLACED IN CONNECTION WITH THIS TRANSACTION, ASSUMING THE
CERTIFICATE APPLIED FOR WILL BE ISSUED ON THE LIFE OF THE
ANNUITANT?...................................................... |_| YES  |_| NO

DID YOU DELIVER THE FAMILY OF ANNUITIES BROCHURE TO
THE CUSTOMER?................................................... |_| YES  |_| NO

DID YOU VIEW THE DRIVER'S LICENSE OR PASSPORT OF ALL OWNERS TO THIS
ENROLLMENT FORM?................................................ |_| YES  |_| NO
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X
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Primary Financial Professional Signature    Social Security Number   Agency Code


                                                                % (   )   -
------------------------------------------------------- --------- --------------
Print Name                                                         Phone Number


--------------------------------------------------------------------------------
Client Account Number            Email Address            Agency Location



X
--------------------------------------------------------------------------------
                Social Security Number                           Agency Code
Secondary Financial Professional Signature


                                                                % (   )    -
------------------------------------------------------ ---------- --------------
Print Name                                                         Phone Number


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FINANCIAL PROFESSIONAL USE ONLY. Contact your home office for program
information.  |_| OPTION I.  |_| OPTION II.  |_| OPTION III.   (Once selected,
program cannot be changed.)


                                        AXA Equitable Retirement Income for Life
                                                                  Cat No. 136607
                                                            New York Page 4 of 4
2006 App 01 RIFL2 NY